                      AMERICAN HERITAGE GROWTH FUND, INC.

                                  ____________


                             A NO-LOAD MUTUAL FUND

                                  ____________


                          1370 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                                 (212) 397-3900
                                 (800) 828-5050

                                  ____________


                      STATEMENT OF ADDITIONAL INFORMATION

                                  ____________

         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated May 31, 1996.
A copy of the Fund's Prospectus may be obtained from the Fund without charge at the address set forth above.


May 31, 1996, as supplemented on February 28, 1997





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                               TABLE OF CONTENTS



                                                               PAGE NO.
                                                               --------
Brokerage Allocation and Other Practices                         B-3

Purchase of Certain Debt Securities                              B-4

Investment Restrictions                                          B-4

Management                                                       B-6

Control Persons and Principal Holders of Securities              B-7

Investment Advisory and Other Services                           B-7

Total Return                                                     B-8

Custodian                                                        B-8

Independent Accountants                                          B-8

Transfer Agent                                                   B-8

Financial Statements                                             B-8





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                   BROKERAGE ALLOCATIONS AND OTHER PRACTICES

         American Heritage Management Corporation ("AHMC") places orders with brokers and dealers for the purchase and sale of securities for the Fund's portfolio. In performing this service, AHMC is required to place orders with the primary objective of obtaining the most favorable price and a reasonable execution for the Fund. Normally, over-the-counter transactions will be executed on a principal basis with a broker-dealer who makes a market in or is otherwise a traditional source of the security traded except in those cases in which the Fund can obtain a better price or execution on an agency basis. Transactions executed on an agency basis involve the payment of a brokerage commission.

         In selecting brokers and dealers to execute the Fund's portfolio transactions, AHMC may consider research, statistical and quotation services received by the Fund or AHMC from such other brokers. If such information is received and if it is, in fact, useful to AHMC, the information may tend to reduce its costs of providing investment advice to the Fund.

         Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e) permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer which supplies brokerage and research services a commission for effecting a securities transaction in excess of the amount of the commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and (c) effecting securities transactions and performing functions incidental thereto, such as clearance, settlement and custody.

         AHMC may cause the Fund to incur brokerage commissions in an amount higher than the lowest available rate in return for such services. Research services so received by AHMC may be used by AHMC for the benefit of the Fund or any other client of AHMC. AHMC is of the opinion that the continued receipt of supplemental investment research services from broker-dealers will be essential to its provision of portfolio management services to the Fund. AHMC has represented that such commissions will not be paid by the Fund unless (a) AHMC determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction, (b) such payment is made in compliance with Section 28(e) and other applicable state and federal laws, and
(c) in the opinion of AHMC, the total commissions paid by the Fund are reasonable in relation to the benefits to the Fund over the long term.

         It is anticipated that a substantial portion of the Fund's portfolio transactions will be allocated to Bear, Stearns & Co. Inc. ("Bear Stearns") and Thieme Securities, Inc. ("TSI"). Richard K. Parker is a Managing Director of Bear Stearns. Heiko H. Thieme is the Chief Executive Officer and sole shareholder of TSI. Except for executing portfolio transactions, neither Bear Stearns nor TSI is in any other respect associated with the Fund or in any way responsible for any investment advice or other service provided to the Fund by either Mr. Parker or Mr. Thieme personally or AHMC. See "Management" in the Fund's Prospectus

        During the fiscal year ended January 31, 1996, the Fund paid an aggregate of approximately $228,000 in brokerage commissions of which approximately $142,000 was paid to Bear Stearns which represented approximately 62% of the total brokerage commissions paid by the Fund during such year. During the same year, approximately 49% of the Fund's aggregate dollar transactions involving the payment of brokerage commissions were effected through Bear Stearns. The difference in the percentage of brokerage commissions paid to and the percentage of the dollar amount of transactions effected through Bear Stearns is primarily a result of lower commission rates negotiated by the Fund on certain high volume short term trades executed by another brokerage firm. Richard K. Parker received compensation of approximately $47,000 from Bear Stearns in connection with brokerage commissions paid to it by the Fund during the fiscal year ended January 31, 1996.


                      PURCHASE OF CERTAIN DEBT SECURITIES

         The Fund may purchase high yield debt securities which are not investment grade, including securities referred to as "junk bonds" if as a result of such purchase, no more than 5% of the value of the Fund's net assets will be represented by such securities.

         An economic downturn or increase in interest rates is likely to have an adverse effect on the high yield securities market. The widespread expansion of government, consumer and corporate debt within the United States economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. The prices of high yield securities have been found to be less sensitive to interest rate changes than are those of higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect the ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In periods of economic uncertainty and change, increased volatility of market prices of high yield securities can be expected. To the extent that there is no established retail secondary market, there may be thin trading of high yield securities. In the absence of readily available market quotations, the valuation of high yield securities held by the Fund will be determined by the Fund's Board of Directors. The fulfillment of such responsibility may become difficult and judgment will play a greater role in valuation because there may be less reliable, objective data available.

                            INVESTMENT RESTRICTIONS

         In addition to the investment restrictions described in the Fund's Prospectus, the Fund operates under the following fundamental investment policies and restrictions which cannot be changed or eliminated without the approval of the lesser of (a) 67% or more of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund. These policies and restrictions provide, in part, that the Fund may not:

         (1) Issue any of its securities (a) for services, or (b) for property other than cash or securities (including securities of which the Fund is the issuer), except as a dividend or distribution to its security holders or in connection with a reorganization;

         (2) Invest in companies for the purpose of exercising control or management;

         (3) Purchase or sell commodities or commodity contracts, including futures contracts;

         (4) Invest in oil, gas and other mineral leases, but the Fund shall not be prohibited from investing in marketable securities of companies investing in such leases;

         (5) Invest in real estate or real estate mortgage loans, but the Fund shall not be prohibited from investing in marketable securities of companies engaged in real estate activities or investments other than real estate limited partnerships.

         (6)  Make short sales;

         (7)  Underwrite securities issued by others; or

         (8) Issue bonds or other class of securities preferred over shares of the Fund in respect to the Fund's assets or earnings, except that the Fund may establish additional series of shares;

         The following investment limitations are not fundamental and may be changed without shareholder approval:





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         (1) The Fund may not purchase warrants.

         (2) The Fund will not purchase securities of other investment companies unless purchased without the payment of any fee or charge other than regular brokerage commissions. Included as part of the foregoing restriction, the Fund will not purchase securities of any other open-end investment company other than for the purpose of seeking a return on the Fund's uninvested cash balance.

         (3) The Fund will not purchase securities (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result of such purchase, more than 5% of the value of the Fund's total assets would be represented by issuers that, including predecessors, have then been in continuous operation for less than three years.

                                   MANAGEMENT

         The following table sets forth certain information with respect to each member of the Fund's Board of Directors and each officer of the Fund. The Fund does not have any advisory board.

                    Positions Held With      Principal Occupation(s)
Name and Address    the Fund                 During the Past Five Years
----------------    -------------------      ----------------------------------





                                      B-6
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
 Heiko H. Thieme*                  Chairman of the Board of           Chairman of the Board of Directors,
 1370 Avenue of the Americas       Directors, Chief Executive         Chief Executive Officer and Secretary
 New York, NY                      Officer and Secretary              of the Fund and The American Heritage
                                                                      Fund, Inc. ("AHF") since February 1990
                                                                      and May 1994, respectively.  Chief
                                                                      Executive Officer of AHMC and Thieme
                                                                      Associates, Inc. (investment advisor)
                                                                      since 1990. Chief Executive Officer of
                                                                      Thieme Securities, Inc. and Thieme
                                                                      Consulting, Inc. since 1996 and 1995,
                                                                      respectively. Consultant/Strategist
                                                                      for Deutsche Bank A.G. from 1989 until
                                                                      December 1993. Prior thereto,
                                                                      Executive Vice President of Deutsche
                                                                      Bank Capital Corp.

 Richard K. Parker*                President, Treasurer and           President and Treasurer of the Fund
 245 Park Avenue                   Director                           and AHMC from February 1990 to February
 New York, NY                                                         1997.  President and Treasurer of AHGF
                                                                      from February 1994 to February 1997.
                                                                      A Managing Director and Associate
                                                                      Director and Registered Representative
                                                                      of Bear, Stearns & Co. Inc.

 John Gilbert                      Director                           Member of Parliament of the United
 7 Redfield Lane London,                                              Kingdom.  Chairman of John Gilbert &
 England                                                              Associates (a political and economic
                                                                      consultancy).

 Eugene Sarver                     Director                           Associate Professor of Finance of
 241 W. 97th St.                                                      Lubin School of Business - Graduate
 New York, NY                                                         Division, Pace University.

* An "Interested person" as defined in the Investment Company Act of 1940.





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Each of the foregoing has held his respective positions with the Fund since
February 1994 and is a member of the Board of Directors of AHF.

         During the fiscal year ended January 31, 1996, no cash compensation was paid by the Fund to its executive officers or Directors.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         On May 10, 1996, Richard K. Parker owned of record and beneficially 269,965 shares of the Fund's capital stock which represented approximately 10% of the Fund's outstanding shares on that date. In addition, on such date Mr. Parker was the record owner of 168,345 such shares as custodian for his children and Mr. Parker's spouse owned of record and beneficially 24,543 such shares which represented approximately 6% and 1% of the Fund's outstanding shares on such date, respectively. Furthermore, on such date, Mr. Parker was the executor of an estate owning 41,873 such shares of which Mr. Parker's spouse has a 20% interest. Mr. Parker disclaims any beneficial interest in any shares not held by him of record. No other person owned of record or is known by the Fund to have owned beneficially more than 5% of the shares of the Fund's outstanding capital stock on May 10, 1996. All of the foregoing shares were redeemed in February 1997.

                     INVESTMENT ADVISORY AND OTHER SERVICES

         Heiko H. Thieme may be deemed to control AHMC by virtue of his record and beneficial ownership of 90% of the outstanding capital stock thereof. Mr. Thieme acquired such stock on February 1, 1990. Mr. Thieme is the Chairman of the Board of Directors and the Chief Executive Officer of AHMC and Richard K. Parker is the President and a member of the Board of Directors of AHMC. Northern Westchester Industries, Inc., a corporation which is wholly owned by Richard K. Parker, is the record and beneficial owner of 10% of the outstanding capital stock of AHMC. See "Management".

         AHMC became the Fund's investment advisor on May 25, 1994. In connection with the Investment Advisory Agreement with AHMC, AHMC bears the expenses of the Fund's trading operations. Except as set forth below, all other expenses are borne by the Fund.

         During the fiscal years ended January 31, 1995 and January 31, 1996, the Fund incurred investment advisory fees to AHMC of $15,189 and $59,258, respectively. Such fees were not paid, however, pursuant to the agreement by AHMC to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed specified percentages of the Fund's net assets as described in the Fund's Prospectus. In addition, AHMC reimbursed the Fund $7,270 and $3,278, for the respective fiscal years ended January 31, 1995 and 1996 in connection with such agreement.

         During the Fund's fiscal year ended January 31, 1996, AHMC provided office space and administrative personnel utilized by the Fund for which it will not be reimbursed. AHMC is under no obligation to provide offices space or personnel in the future without reimbursement.

                                  TOTAL RETURN

         The Fund's average annual total return from May 25, 1994 until January 31, 1996 and for the fiscal year ended January 31, 1996 was approximately 30.47% and 29.48%, respectively. See "Total Return" in the Fund's Prospectus for a description of the method by which total return is computed.

                                   CUSTODIAN

         Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio is the Fund's Custodian. In such capacity, the Custodian maintains custody of the Fund's cash and securities.

                            INDEPENDENT ACCOUNTANTS

         Landsburg Platt Raschiatore & Dalton are the Fund's independent certified public accountants. The financial statements included herein have been examined by such firm to the extent set forth in their report.

                                 TRANSFER AGENT

         American Data Services, Inc., 24 West Carver Street, Huntington, New York 11743 ("ADS") is the Fund's Transfer Agent. In such capacity, ADS maintains the Fund's capital stock records, effects issuances and transfers of capital stock, handles all correspondence with respect to shareholder accounts and processes redemptions.

                              FINANCIAL STATEMENTS

         The Fund's Annual Report for the fiscal years ended January 31, 1995 and 1996 are being furnished with this Statement of Additional Information and is hereby incorporated by reference.





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